Exhibit 10.3
AMENDMENT TO EMPLOYMENT AGREEMENT
This Amendment (this “Amendment”) is entered into as of September 1, 2023, and amends that certain Employment Agreement dated as of September 9, 2021 (the “Agreement”) by and between AutoNation, Inc. (together with its subsidiaries and affiliates, the “Company”), and Michael Manley (the “Executive”).
RECITALS
WHEREAS, the Company desires to amend the Agreement to reflect a change to the terms and conditions therein; and
WHEREAS, the Executive desires to continue to be employed by the Company on such terms and conditions.
TERMS OF AGREEMENT
In consideration of the mutual promises, covenants, and agreements contained herein, the sufficiency of which is acknowledged by the parties, and intending to be legally bound, the parties agree as follows:
1.    Section 1(f) of the Agreement is hereby amended to add the following immediately after clause (ii) of the first sentence thereof: “and (iii) to use the Company’s corporate aircraft for personal travel for up to 70 hours per year (provided, that the value of such travel will be included in the Executive’s annual income subject to tax in accordance with the applicable regulations of the Internal Revenue Service and Company policy).”
2.    Except as otherwise expressly provided herein, all of the terms and provisions of the Agreement shall remain in full force and effect and this Amendment shall not amend or modify any other rights, powers, duties, or obligations of any party to the Agreement.
3.    This Amendment and the Agreement contain the entire agreement between the parties hereto with respect to the matters contained herein and supersedes and replaces any prior agreement between the parties with respect to the matters set forth in this Amendment.
4.    This Amendment may be executed in counterparts, and each counterpart will have the same force and effect as an original and will constitute an effective, binding agreement on part of each of the undersigned.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

AUTONATION, INC., a Delaware corporation

/s/ Coleman Edmunds
By: Coleman Edmunds, EVP, General Counsel & Assistant Secretary

EXECUTIVE

/s/ Michael Manley
Michael Manley